UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 13, 1996




                                  VIDAMED, INC.
             (exact name of registrant as specified in its charter)




           Delaware                       0-26082               77-0314454
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
incorporation or organization)                              Identification No.)




                           1380 Willow Road, Suite 101
                              Menlo Park, CA 94025
                    (Address of principal executive offices)

                                 (415) 328-8781
              (Registrant's telephone number, including area code)


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         Item 5.  Other Events

                           VidaMed, Inc. (the "Company") is filing unaudited interim financial statements at and for the period ended April 30, 1996 to demonstrate that the Company is in compliance with the continuing listing standards of the Nasdaq National Market. Such financial statements are attached hereto as exhibit 99.1.

         Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1 Balance Sheet of the Company at April 30, 1996 and Statement of Operations of the Company for the four months ended April 30, 1996.



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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIDAMED, INC.

                                            By:   /s/  James A. Heisch
                                                -------------------------------
                                                     James A. Heisch, President
                                                     and Chief Executive Officer


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




                                  EXHIBIT INDEX


         Exhibit No.      Description
         -----------      -----------

             99.1 Balance Sheet of the Company at April 30, 1996 and Statement of Operations of the Company for the four months ended April 30, 1996.



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